UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: July 31

Date of reporting period: July 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2022

WESTERN ASSET

SHORT DURATION

HIGH INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Duration High Income Fund for the twelve-month reporting period ended July 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2022

II	Western Asset Short Duration High Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal circumstances, the Fund invests at least 80% of its assets in high yield debt securities. High yield securities are rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, determined by us to be of comparable credit quality) and are commonly known as “high yield” or “junk” bonds.

The Fund’s investments may include, but will not be limited to, high yield corporate debt securities and adjustable rate bank loans. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective duration, as estimated by the subadviser, of three years or less. Subject to its 80% investment policy, the Fund may also invest in investment grade fixed income securities, including but not limited to, corporate debt securities, mortgage- and asset-backed securities and securities issued by foreign issuers, including securities issued by issuers in emerging market countries. The Fund’s investments in foreign securities may either be denominated in U.S. dollars or foreign currencies.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and, overall, declined over the twelve-month reporting period ended July 31, 2022. Volatility was driven by a number of factors, including the repercussions from the COVID-19 pandemic, the fluctuating global economy, sharply rising inflation and interest rates, central bank monetary policy tightening, and the war in Ukraine.

Short-term U.S. Treasury yields moved sharply higher as the Federal Reserve Board (the “Fed”) began raising interest rates at its meeting in March 2022. The yield for the two-year Treasury note began the reporting period at 0.19% and ended the reporting period at 2.89%. The low of 0.17% occurred on August 2, August 3 and August 4, 2021, and the high of

Western Asset Short Duration High Income Fund 2022 Annual Report	1

Fund overview (cont’d)

3.45% took place on June 14, 2022. Long-term U.S. Treasury yields also moved higher, as rising inflation triggered expectations that the Fed would begin tightening its monetary policy accommodation. The yield for the ten-year Treasury note began the reporting period at 1.24% and ended the period at 2.67%. The low of 1.19% took place on August 3 and August 4, 2021, and the high of 3.49% occurred on June 14, 2022.

All told, the short duration high-yield market, as measured by the Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Constrained Indexi, returned -4.32% for the twelve-month reporting period ended July 31, 2022.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We modestly added duration and increased our allocations to investment-grade corporate bonds and bank loans. Within high-yield, we reduced the Fund’s exposure to communications and selectively added to consumer cyclical1 sub-sectors, such as consumer cyclical services. From a rating positioning perspective, we reduced our CCC and lower quality exposure, and increased the Fund’s allocation to securities rated B.

The Fund utilized credit default swaps and warrants to manage its credit exposure. All told, they modestly detracted from performance. Currency forwards, which were used to manage the Fund’s currency exposures, contributed to performance.

Performance review

For the twelve months ended July 31, 2022, Class A shares of Western Asset Short Duration High Income Fund, excluding sales charges, returned -5.60%. The Fund’s unmanaged benchmark, the Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Constrained Index, returned -4.32% for the same period. The Lipper Short High Yield Funds Category Averageii returned -3.51% over the same time frame.

Performance Snapshot as of July 31, 2022 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short Duration High Income Fund:
Class A	-5.86%	-5.60%
Class C	-6.19%	-6.27%
Class C1[2]	-6.17%	-5.97%
Class R	-6.06%	-6.16%
Class I	-5.71%	-5.31%
Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Constrained Index	-4.32%	-4.32%
Lipper Short High Yield Funds Category Average	-3.56%	-3.51%

[1]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles and other consumer services.

[2]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

2	Western Asset Short Duration High Income Fund 2022 Annual Report

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2022 for Class A, Class C, Class C1, Class R and Class I shares were 6.73%, 6.18%, 6.60%, 6.49% and 7.09%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A and Class R shares would have been 6.71% and 6.12%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 29, 2021, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class R and Class I shares were 1.01%, 1.72%, 1.45%, 1.36% and 0.73%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were its overweight to investment-grade corporate bonds and underweight to emerging markets. From an industry perspective, underweights to banking and finance companies were beneficial. In terms of issue selection, the largest contributors were within the consumer non-cyclicals1 (underweight Bausch Health) and energy (overweight Southwestern Energy) sectors.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its overweight to B-rated securities. Underweights to the energy sector and the utilities sector such as electric were also headwind for returns. In terms of issue selection, the largest detractors were within materials (overweight First Quantum Minerals), consumer cyclicals (overweight Party City) and industrials (overweight Alta Equipment Group) sectors.

[1]	Non-cyclicals consists of the following industries: consumer products, food/beverage, health care, pharmaceuticals, supermarkets and tobacco.

Western Asset Short Duration High Income Fund 2022 Annual Report	3

Fund overview (cont’d)

Thank you for your investment in Western Asset Short Duration High Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

August 15, 2022

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund invests in high yield bonds, which are rated below investment grade and carry more risk than higher rated securities. Below investment grade securities are commonly referred to as “junk bonds”. Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The use of leverage may increase volatility and possibility of loss. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Asset-backed, mortgage-backed or mortgage-related securities are subject to additional risks, such as prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 38 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2022 were: consumer discretionary (18.4%), industrials (14.7%), energy (11.4%), health care (9.9%) and financials (9.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Short Duration High Income Fund 2022 Annual Report

[i]

The Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Constrained Index is an index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. This index only allows issues with a remaining maturity of 1-5 years. Pay-in-kinds and partial pay-in-kinds are excluded.

ii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 65 funds for the six-month period and among the 63 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Short Duration High Income Fund 2022 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of July 31, 2022 and July 31, 2021 and does not include derivatives, such as forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Short Duration High Income Fund 2022 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2022 and held for the six months ended July 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-5.86%	$1,000.00	$941.40	1.00%	$4.81	Class A	5.00%	$1,000.00	$1,019.84	1.00%	$5.01
Class C	-6.19	1,000.00	938.10	1.71	8.22	Class C	5.00	1,000.00	1,016.31	1.71	8.55
Class C1	-6.17	1,000.00	938.30	1.39	6.68	Class C1	5.00	1,000.00	1,017.90	1.39	6.95
Class R	-6.06	1,000.00	939.40	1.45	6.97	Class R	5.00	1,000.00	1,017.60	1.45	7.25
Class I	-5.71	1,000.00	942.90	0.74	3.56	Class I	5.00	1,000.00	1,021.12	0.74	3.71

Western Asset Short Duration High Income Fund 2022 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended July 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

8	Western Asset Short Duration High Income Fund 2022 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[2]	Class R	Class I
Twelve Months Ended 7/31/22	-5.60%	-6.27%	-5.97%	-6.16%	-5.31%
Five Years Ended 7/31/22	2.75	2.02	2.35	2.35	3.04
Ten Years Ended 7/31/22	3.57	N/A	3.15	N/A	3.85
Inception* through 7/31/22	—	2.83	—	1.90	—

With sales charges[3]	Class A	Class C	Class C1[2]	Class R	Class I
Twelve Months Ended 7/31/22	-7.68%	-7.17%	-6.86%	-6.16%	-5.31%
Five Years Ended 7/31/22	2.30	2.02	2.35	2.35	3.04
Ten Years Ended 7/31/22	3.33	N/A	3.15	N/A	3.85
Inception* through 7/31/22	—	2.83	—	1.90	—

Cumulative total returns
Without sales charges[1]
Class A (7/31/12 through 7/31/22)	41.98%
Class C (Inception date of 8/1/12 through 7/31/22)	32.15
Class C1[2] (7/31/12 through 7/31/22)	36.33
Class R (Inception date of 1/31/14 through 7/31/22)	17.32
Class I (7/31/12 through 7/31/22)	45.92

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares and Class C1 shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

*	Inception dates for Class A, Class C, Class C1, Class R and Class I shares are November 6, 1992, August 1, 2012, August 24, 1994, January 31, 2014 and February 5, 1996, respectively.

Western Asset Short Duration High Income Fund 2022 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short Duration High Income Fund vs. Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Constrained Index† — July 2012 - July 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short Duration High Income Fund on July 31, 2012, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Constrained Index. The Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Constrained Index (the “Index”) is an index that measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The Index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. This Index only allows issues with a remaining maturity of 1-5 years. Pay-in-kinds and partial pay-in-kinds are excluded. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Prior to May 1, 2013, the Fund followed different investment strategies under the name “Western Asset High Income Fund”.

10	Western Asset Short Duration High Income Fund 2022 Annual Report

Schedule of investments

July 31, 2022

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 54.6%
Communication Services — 5.0%
Diversified Telecommunication Services — 0.0%††
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	200,000	$189,482	(a)
Entertainment — 1.2%
Allen Media LLC/Allen Media Co-Issuer Inc., Senior Notes	10.500%	2/15/28	1,730,000	848,868	(a)
AMC Entertainment Holdings Inc., Secured Notes (5.000% Cash and 6.000% PIK or 10.000% Cash or 12.000% PIK)	10.000%	6/15/26	1,960,000	1,555,750	(a)(b)
Banijay Entertainment SASU, Senior Secured Notes	5.375%	3/1/25	2,000,000	1,910,934	(a)
Total Entertainment				4,315,552
Interactive Media & Services — 0.9%
Match Group Holdings II LLC, Senior Notes	5.000%	12/15/27	370,000	359,696	(a)
Photo Holdings Merger Sub Inc., Senior Secured Notes	8.500%	10/1/26	3,840,000	2,832,518	(a)
Total Interactive Media & Services				3,192,214
Media — 2.0%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.500%	5/1/26	1,376,000	1,387,723	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.250%	1/15/34	180,000	149,134	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	2,230,000	2,058,085
DISH DBS Corp., Senior Notes	7.750%	7/1/26	2,615,000	2,177,733
DISH DBS Corp., Senior Secured Notes	5.250%	12/1/26	1,340,000	1,161,612	(a)
Urban One Inc., Senior Secured Notes	7.375%	2/1/28	600,000	508,548	(a)
Total Media				7,442,835
Wireless Telecommunication Services — 0.9%
CSC Holdings LLC, Senior Notes	5.375%	2/1/28	1,000,000	952,455	(a)
CSC Holdings LLC, Senior Notes	5.000%	11/15/31	640,000	483,181	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	450,000	505,737
Sprint Corp., Senior Notes	7.875%	9/15/23	300,000	311,437
Sprint Corp., Senior Notes	7.125%	6/15/24	1,010,000	1,059,672
Total Wireless Telecommunication Services				3,312,482
Total Communication Services				18,452,565

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2022 Annual Report	11

Schedule of investments (cont’d)

July 31, 2022

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Discretionary — 10.7%
Auto Components — 0.1%
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/26	237,000	$224,573
Automobiles — 2.0%
Ford Motor Co., Senior Notes	9.000%	4/22/25	1,390,000	1,541,510
Ford Motor Credit Co. LLC, Senior Notes	5.125%	6/16/25	840,000	838,753
Ford Motor Credit Co. LLC, Senior Notes	2.700%	8/10/26	3,300,000	3,003,000
Ford Motor Credit Co. LLC, Senior Notes	4.950%	5/28/27	850,000	836,515
PM General Purchaser LLC, Senior Secured Notes	9.500%	10/1/28	1,220,000	1,062,083	(a)
Total Automobiles				7,281,861
Distributors — 0.7%
Accelerate360 Holdings LLC, Secured Notes	8.000%	3/1/28	1,425,000	1,532,131	(a)
American News Co. LLC, Secured Notes (8.500% Cash or 10.000% PIK)	8.500%	9/1/26	1,096,426	1,237,591	(a)(b)
Total Distributors				2,769,722
Diversified Consumer Services — 0.8%
Adtalem Global Education Inc., Senior Secured Notes	5.500%	3/1/28	782,000	733,864	(a)
Prime Security Services Borrower LLC/Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	2,268,000	2,308,518	(a)
Total Diversified Consumer Services				3,042,382
Hotels, Restaurants & Leisure — 5.8%
Caesars Entertainment Inc., Senior Secured Notes	6.250%	7/1/25	1,380,000	1,378,254	(a)
Carnival Corp., Secured Notes	10.500%	2/1/26	2,380,000	2,502,284	(a)
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	2,310,000	1,886,115	(a)
Melco Resorts Finance Ltd., Senior Notes	5.250%	4/26/26	1,565,000	1,217,124	(a)
MGM Resorts International, Senior Notes	5.500%	4/15/27	1,730,000	1,681,214
NCL Corp. Ltd., Senior Notes	3.625%	12/15/24	520,000	448,664	(a)
NCL Corp. Ltd., Senior Notes	5.875%	3/15/26	540,000	441,941	(a)
NCL Corp. Ltd., Senior Notes	7.750%	2/15/29	1,200,000	964,830	(a)

See Notes to Financial Statements.

12	Western Asset Short Duration High Income Fund 2022 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
NCL Corp. Ltd., Senior Secured Notes	5.875%	2/15/27	2,350,000	$2,165,537	(a)
Royal Caribbean Cruises Ltd., Senior Notes	5.500%	8/31/26	1,220,000	966,799	(a)
Sands China Ltd., Senior Notes	4.300%	1/8/26	400,000	360,776
Sizzling Platter LLC/Sizzling Platter Finance Corp., Senior Secured Notes	8.500%	11/28/25	780,000	684,319	(a)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	540,000	503,615	(a)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	1,660,000	1,490,091	(a)
Viking Cruises Ltd., Senior Secured Notes	13.000%	5/15/25	2,480,000	2,629,284	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	100,000	88,898	(a)
Wynn Macau Ltd., Senior Notes	4.875%	10/1/24	1,200,000	1,005,168	(a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	7.750%	4/15/25	960,000	970,742	(a)
Total Hotels, Restaurants & Leisure				21,385,655
Specialty Retail — 1.3%
Academy Ltd., Senior Secured Notes	6.000%	11/15/27	440,000	408,588	(a)
Bath & Body Works Inc., Senior Notes	9.375%	7/1/25	630,000	659,296	(a)
Bath & Body Works Inc., Senior Notes	5.250%	2/1/28	1,500,000	1,417,110
Gannett Holdings LLC, Senior Secured Notes	6.000%	11/1/26	1,180,000	1,003,118	(a)
Michaels Cos. Inc., Senior Notes	7.875%	5/1/29	410,000	281,865	(a)
Michaels Cos. Inc., Senior Secured Notes	5.250%	5/1/28	500,000	417,395	(a)
NMG Holding Co. Inc./Neiman Marcus Group LLC, Senior Secured Notes	7.125%	4/1/26	540,000	529,022	(a)
PetSmart Inc./PetSmart Finance Corp., Senior Notes	7.750%	2/15/29	250,000	241,277	(a)
Total Specialty Retail				4,957,671
Total Consumer Discretionary				39,661,864

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2022 Annual Report	13

Schedule of investments (cont’d)

July 31, 2022

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 0.2%
Beverages — 0.2%
Triton Water Holdings Inc., Senior Notes	6.250%	4/1/29	1,130,000	$852,539	(a)
Energy — 10.8%
Energy Equipment & Services — 0.9%
Nabors Industries Ltd., Senior Notes	7.250%	1/15/26	1,020,000	928,715	(a)
Sunnova Energy Corp., Senior Notes	5.875%	9/1/26	2,630,000	2,475,422	(a)
Total Energy Equipment & Services				3,404,137
Oil, Gas & Consumable Fuels — 9.9%
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	2,437,000	2,296,349	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	1,440,000	1,438,070	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	630,000	593,467	(a)
Cheniere Energy Partners LP, Senior Notes	4.000%	3/1/31	830,000	772,493
Chesapeake Energy Corp., Senior Notes	5.500%	2/1/26	300,000	301,116	(a)
Chord Energy Corp., Senior Notes	6.375%	6/1/26	2,780,000	2,741,261	(a)
Colgate Energy Partners III LLC, Senior Notes	7.750%	2/15/26	1,200,000	1,178,856	(a)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	1,230,000	1,186,978
DCP Midstream Operating LP, Senior Notes	5.375%	7/15/25	940,000	964,605
Earthstone Energy Holdings LLC, Senior Notes	8.000%	4/15/27	510,000	488,687	(a)
EQM Midstream Partners LP, Senior Notes	4.000%	8/1/24	400,000	390,494
EQM Midstream Partners LP, Senior Notes	6.000%	7/1/25	440,000	437,268	(a)
EQM Midstream Partners LP, Senior Notes	4.125%	12/1/26	1,270,000	1,172,743
EQM Midstream Partners LP, Senior Notes	7.500%	6/1/27	1,210,000	1,238,362	(a)
EQM Midstream Partners LP, Senior Notes	6.500%	7/1/27	1,290,000	1,295,973	(a)
EQM Midstream Partners LP, Senior Notes	5.500%	7/15/28	240,000	227,407

See Notes to Financial Statements.

14	Western Asset Short Duration High Income Fund 2022 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	5.625%	6/15/24	1,360,000	$1,309,152
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.375%	4/15/27	1,380,000	1,368,767	(a)
Howard Midstream Energy Partners LLC, Senior Notes	6.750%	1/15/27	1,170,000	1,014,665	(a)
MEG Energy Corp., Senior Notes	7.125%	2/1/27	1,650,000	1,712,353	(a)
Neptune Energy Bondco PLC, Senior Notes	6.625%	5/15/25	720,000	696,751	(a)
Northern Oil and Gas Inc., Senior Notes	8.125%	3/1/28	1,630,000	1,579,666	(a)
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	870,000	895,043
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	1,050,000	1,003,877
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	2,170,000	2,047,574
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	130,000	120,010
Penn Virginia Holdings LLC, Senior Notes	9.250%	8/15/26	2,360,000	2,327,550	(a)
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	300,000	308,210
Range Resources Corp., Senior Notes	5.000%	3/15/23	441,000	443,445
Range Resources Corp., Senior Notes	4.875%	5/15/25	420,000	419,599
Range Resources Corp., Senior Notes	8.250%	1/15/29	1,000,000	1,071,970
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Secured Notes	8.500%	10/15/26	600,000	574,020	(a)
Western Midstream Operating LP, Senior Notes	3.350%	2/1/25	2,860,000	2,806,232
Western Midstream Operating LP, Senior Notes	3.950%	6/1/25	100,000	99,082
Total Oil, Gas & Consumable Fuels				36,522,095
Total Energy				39,926,232

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2022 Annual Report	15

Schedule of investments (cont’d)

July 31, 2022

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Financials — 6.4%
Banks — 0.5%
Bank of America Corp., Junior Subordinated Notes (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	690,000	$653,775	(c)(d)
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	550,000	567,875	(c)(d)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	610,000	650,919	(a)(c)(d)
Total Banks				1,872,569
Capital Markets — 1.1%
Coinbase Global Inc., Senior Notes	3.375%	10/1/28	2,340,000	1,511,145	(a)
Credit Suisse Group AG, Junior Subordinated Notes (6.375% to 8/21/26 then 5 year Treasury Constant Maturity Rate + 4.822%)	6.375%	8/21/26	600,000	508,500	(a)(c)(d)
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	200,000	177,230	(a)(c)(d)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	210,000	195,678	(a)(c)(d)
StoneX Group Inc., Senior Secured Notes	8.625%	6/15/25	490,000	499,506	(a)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	1,130,000	1,153,312	(a)(c)(d)
Total Capital Markets				4,045,371
Consumer Finance — 0.3%
Midcap Financial Issuer Trust, Senior Notes	6.500%	5/1/28	1,180,000	1,087,034	(a)
Diversified Financial Services — 1.4%
Bread Financial Holdings Inc., Senior Notes	4.750%	12/15/24	1,500,000	1,394,048	(a)

See Notes to Financial Statements.

16	Western Asset Short Duration High Income Fund 2022 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	3,681,020	$2,844,508	(a)(b)
LD Holdings Group LLC, Senior Notes	6.500%	11/1/25	1,000,000	643,287	(a)
LD Holdings Group LLC, Senior Notes	6.125%	4/1/28	690,000	420,893	(a)
Total Diversified Financial Services				5,302,736
Insurance — 0.5%
Highlands Holdings Bond Issuer Ltd./ Highlands Holdings Bond Co-Issuer Inc., Senior Secured Notes (7.625% Cash or 8.375% PIK)	7.625%	10/15/25	1,856,062	1,785,272	(a)(b)
Mortgage Real Estate Investment Trusts (REITs) — 1.6%
AFC Gamma Inc., Senior Notes	5.750%	5/1/27	1,010,000	893,973	(a)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	4.250%	2/1/27	870,000	777,014	(a)
Starwood Property Trust Inc., Senior Notes	3.750%	12/31/24	2,230,000	2,153,466	(a)
Starwood Property Trust Inc., Senior Notes	3.625%	7/15/26	2,090,000	1,889,381	(a)
Total Mortgage Real Estate Investment Trusts (REITs)				5,713,834
Thrifts & Mortgage Finance — 1.0%
NMI Holdings Inc., Senior Secured Notes	7.375%	6/1/25	1,190,000	1,208,088	(a)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	2.875%	10/15/26	2,980,000	2,639,326	(a)
Total Thrifts & Mortgage Finance				3,847,414
Total Financials				23,654,230
Health Care — 5.4%
Health Care Providers & Services — 2.5%
Akumin Inc., Senior Secured Notes	7.000%	11/1/25	1,310,000	1,086,541	(a)
CHS/Community Health Systems Inc., Senior Secured Notes	8.000%	3/15/26	1,940,000	1,859,781	(a)
HCA Inc., Senior Notes	5.625%	9/1/28	2,290,000	2,377,902
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., Senior Notes	9.750%	12/1/26	780,000	735,712	(a)
Tenet Healthcare Corp., Senior Secured Notes	4.875%	1/1/26	500,000	493,100	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2022 Annual Report	17

Schedule of investments (cont’d)

July 31, 2022

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Tenet Healthcare Corp., Senior Secured Notes	4.625%	6/15/28	1,980,000	$1,871,558	(a)
U.S. Renal Care Inc., Senior Notes	10.625%	7/15/27	1,980,000	925,650	(a)
Total Health Care Providers & Services				9,350,244
Pharmaceuticals — 2.9%
AdaptHealth LLC, Senior Notes	6.125%	8/1/28	1,500,000	1,421,612	(a)
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	80,000	55,880	(a)
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	1,820,000	977,003	(a)
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	1,260,000	651,319	(a)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	1,000,000	893,705	(a)
Bausch Health Cos. Inc., Senior Secured Notes	6.125%	2/1/27	1,200,000	1,025,424	(a)
Par Pharmaceutical Inc., Senior Secured Notes	7.500%	4/1/27	290,000	234,477	(a)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	860,000	884,592
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	1,000,000	904,635
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.750%	5/9/27	3,890,000	3,734,400
Total Pharmaceuticals				10,783,047
Total Health Care				20,133,291
Industrials — 8.0%
Airlines — 3.9%
American Airlines Inc., Senior Secured Notes	11.750%	7/15/25	3,090,000	3,434,210	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.500%	4/20/26	1,990,000	1,959,891	(a)
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	860,000	904,160
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Senior Secured Notes	5.750%	1/20/26	3,870,000	3,767,561	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	930,000	940,737	(a)

See Notes to Financial Statements.

18	Western Asset Short Duration High Income Fund 2022 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	984,000	$1,029,525	(a)
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	1,960,000	1,884,462	(a)
United Airlines Pass-Through Trust	4.875%	1/15/26	413,920	393,555
Total Airlines				14,314,101
Commercial Services & Supplies — 1.8%
Allied Universal Holdco LLC/Allied Universal Finance Corp., Senior Secured Notes	6.625%	7/15/26	1,280,000	1,241,747	(a)
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, Senior Secured Notes	4.625%	6/1/28	1,470,000	1,285,757	(a)
CoreCivic Inc., Senior Notes	4.625%	5/1/23	280,000	278,983
CoreCivic Inc., Senior Notes	8.250%	4/15/26	1,940,000	1,929,562
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer Inc., Senior Secured Notes	5.000%	2/1/26	2,330,000	2,110,246	(a)
Total Commercial Services & Supplies				6,846,295
Construction & Engineering — 0.6%
Brundage-Bone Concrete Pumping Holdings Inc., Secured Notes	6.000%	2/1/26	1,150,000	1,032,920	(a)
Empire Communities Corp., Senior Notes	7.000%	12/15/25	1,160,000	1,014,936	(a)
Total Construction & Engineering				2,047,856
Electrical Equipment — 0.3%
Vertiv Group Corp., Senior Secured Notes	4.125%	11/15/28	1,300,000	1,153,386	(a)
Machinery — 0.6%
Granite US Holdings Corp., Senior Notes	11.000%	10/1/27	1,500,000	1,398,825	(a)
TK Elevator US Newco Inc., Senior Secured Notes	5.250%	7/15/27	830,000	797,842	(a)
Total Machinery				2,196,667
Road & Rail — 0.3%
XPO Logistics Inc., Senior Notes	6.250%	5/1/25	1,266,000	1,286,585	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2022 Annual Report	19

Schedule of investments (cont’d)

July 31, 2022

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Trading Companies & Distributors — 0.5%
Alta Equipment Group Inc., Secured Notes	5.625%	4/15/26	1,680,000		$1,414,510	(a)
Doman Building Materials Group Ltd., Senior Notes	5.250%	5/15/26	570,000	CAD	384,473	(a)
Total Trading Companies & Distributors					1,798,983
Total Industrials					29,643,873
Information Technology — 1.9%
Communications Equipment — 0.6%
CommScope Inc., Senior Notes	8.250%	3/1/27	2,050,000		1,788,953	(a)
CommScope Technologies LLC, Senior Notes	6.000%	6/15/25	356,000		329,706	(a)
Total Communications Equipment					2,118,659
IT Services — 0.4%
CDW LLC/CDW Finance Corp., Senior Notes	4.125%	5/1/25	400,000		388,576
Shift4 Payments LLC/Shift4 Payments Finance Sub Inc., Senior Notes	4.625%	11/1/26	1,180,000		1,109,737	(a)
Total IT Services					1,498,313
Software — 0.4%
Consensus Cloud Solutions Inc., Senior Notes	6.000%	10/15/26	1,800,000		1,658,745	(a)
Technology Hardware, Storage & Peripherals — 0.5%
CA Magnum Holdings, Senior Secured Notes	5.375%	10/31/26	840,000		743,375	(a)
Vericast Corp., Senior Secured Notes	11.000%	9/15/26	1,190,000		1,179,587	(a)
Total Technology Hardware, Storage & Peripherals					1,922,962
Total Information Technology					7,198,679
Materials — 3.3%
Chemicals — 0.0%††
Anagram International Inc./Anagram Holdings LLC, Secured Notes (5.000% Cash and 5.000% PIK or 10.000% Cash or 10.000% PIK)	10.000%	8/15/26	136,550		139,946	(a)(b)
Construction Materials — 0.2%
Summit Materials LLC/Summit Materials Finance Corp., Senior Notes	5.250%	1/15/29	660,000		622,278	(a)

See Notes to Financial Statements.

20	Western Asset Short Duration High Income Fund 2022 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — 1.4%
ARD Finance SA, Senior Secured Notes (6.500% Cash or 7.250% PIK)	6.500%	6/30/27	1,000,000	$759,330	(a)(b)
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Senior Secured Notes	6.000%	6/15/27	1,630,000	1,678,982	(a)
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Senior Secured Notes	3.250%	9/1/28	830,000	771,734	(a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	5.250%	8/15/27	1,150,000	878,236	(a)
Canpack SA/Canpack US LLC, Senior Notes	3.125%	11/1/25	850,000	763,759	(a)
Pactiv LLC, Senior Notes	8.375%	4/15/27	370,000	322,636
Total Containers & Packaging				5,174,677
Metals & Mining — 1.4%
First Quantum Minerals Ltd., Senior Notes	6.500%	3/1/24	790,000	784,944	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	500,000	498,418	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	2,800,000	2,673,314	(a)
Hudbay Minerals Inc., Senior Notes	4.500%	4/1/26	1,420,000	1,178,422	(a)
Total Metals & Mining				5,135,098
Paper & Forest Products — 0.3%
Mercer International Inc., Senior Notes	5.125%	2/1/29	430,000	403,570
Resolute Forest Products Inc., Senior Notes	4.875%	3/1/26	860,000	850,510	(a)
Total Paper & Forest Products				1,254,080
Total Materials				12,326,079
Real Estate — 2.9%
Equity Real Estate Investment Trusts (REITs) — 2.2%
Diversified Healthcare Trust, Senior Notes	9.750%	6/15/25	784,000	782,644
Diversified Healthcare Trust, Senior Notes	4.750%	2/15/28	430,000	324,477
GEO Group Inc., Senior Notes	5.125%	4/1/23	2,250,000	2,172,525
GEO Group Inc., Senior Notes	5.875%	10/15/24	510,000	475,784

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2022 Annual Report	21

Schedule of investments (cont’d)

July 31, 2022

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Equity Real Estate Investment Trusts (REITs) — continued
IIP Operating Partnership LP, Senior Notes	5.500%	5/25/26	1,480,000	$1,280,236
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	750,000	722,962
RLJ Lodging Trust LP, Senior Secured Notes	3.750%	7/1/26	1,900,000	1,785,335	(a)
VICI Properties LP/VICI Note Co. Inc., Senior Notes	3.750%	2/15/27	850,000	779,774	(a)
Total Equity Real Estate Investment Trusts (REITs)				8,323,737
Real Estate Management & Development — 0.7%
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	1,800,000	1,534,671	(a)
Forestar Group Inc., Senior Notes	3.850%	5/15/26	1,010,000	893,936	(a)
Total Real Estate Management & Development				2,428,607
Total Real Estate				10,752,344
Total Corporate Bonds & Notes (Cost — $219,876,792)				202,601,696
Senior Loans — 30.2%
Communication Services — 1.4%
Media — 1.4%
Applovin Corp., Initial Term Loan (3 mo. USD LIBOR + 3.000%)	5.250%	8/15/25	1,276,992	1,248,605	(d)(e)(f)
CB Poly US Holdings Inc., Initial Term Loan (3 mo. Term SOFR + 5.500%)	7.554%	5/18/29	1,620,000	1,533,436	(d)(e)(f)
EW Scripps Co., Term Loan B2 (1 mo. USD LIBOR + 2.563%)	4.935%	5/1/26	1,451,456	1,413,827	(d)(e)(f)
Terrier Media Buyer Inc., 2021 Refinancing Term Loan B (1 mo. USD LIBOR + 3.500%)	5.872%	12/17/26	689,253	648,759	(d)(e)(f)
Virgin Media Bristol LLC, Term Loan Facility N	—	1/31/28	500,000	488,645	(g)
Total Communication Services				5,333,272
Consumer Discretionary — 7.4%
Auto Components — 0.9%
Clarios Global LP, First Lien Amendment No. 1 Dollar Term Loan (1 mo. USD LIBOR + 3.250%)	5.622%	4/30/26	769,139	742,838	(d)(e)(f)

See Notes to Financial Statements.

22	Western Asset Short Duration High Income Fund 2022 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Auto Components — continued
First Brands Group LLC, 2021 First Lien Term Loan (3 mo. Term SOFR + 5.000%)	8.368%	3/30/27	2,054,000	$1,963,111	(d)(e)(f)
Truck Hero Inc., Initial Term Loan (1 mo. USD LIBOR + 3.500%)	5.872%	1/31/28	602,375	547,203	(d)(e)(f)
Total Auto Components				3,253,152
Diversified Consumer Services — 0.9%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan B1 (1 mo. Term SOFR + 3.500%)	5.827%	12/21/28	2,590,000	2,504,206	(d)(e)(f)
Adtalem Global Education Inc., Term Loan B (1 mo. USD LIBOR + 4.000%)	6.162%	8/12/28	754,797	741,747	(d)(e)(f)
TruGreen LP, Second Lien Term Loan (3 mo. USD LIBOR + 8.500%)	10.725%	11/2/28	210,000	199,500	(d)(e)(f)(h)
Total Diversified Consumer Services				3,445,453
Hotels, Restaurants & Leisure — 1.8%
Caesars Resort Collection LLC, Term Loan B1 (1 mo. USD LIBOR + 3.500%)	5.872%	7/21/25	562,925	553,183	(d)(e)(f)
Carnival Corp., New Term Loan B (3 mo. USD LIBOR + 3.000%)	5.877%	6/30/25	2,152,544	2,060,684	(d)(e)(f)
Equinox Holdings Inc., Term Loan B2 (3 mo. USD LIBOR + 9.000%)	11.250%	3/8/24	666,400	592,263	(d)(e)(f)
Hornblower Sub LLC, Term Loan (3 mo. USD LIBOR + 4.500% Cash and 0.500% PIK)	7.377%	4/27/25	2,367,052	1,656,937	(b)(d)(e)(f)
Pacific Bells LLC, Initial Term Loan (3 mo. Term SOFR + 4.500%)	6.816%	11/10/28	1,383,122	1,324,339	(d)(e)(f)
PCI Gaming Authority, Term Loan Facility B	—	5/29/26	500,000	487,290	(g)
Total Hotels, Restaurants & Leisure				6,674,696
Internet & Direct Marketing Retail — 0.2%
CNT Holdings I Corp., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.500%)	5.372%	11/8/27	977,625	950,203	(d)(e)(f)
Leisure Products — 1.4%
19th Holdings Golf LLC, Initial Term Loan (1 mo. Term SOFR + 3.250%)	5.078%	2/7/29	2,950,000	2,754,563	(d)(e)(f)(h)
Hayward Industries Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 2.500%)	4.872%	5/30/28	2,445,300	2,345,654	(d)(e)(f)
Total Leisure Products				5,100,217

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2022 Annual Report	23

Schedule of investments (cont’d)

July 31, 2022

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — 2.2%
Academy Ltd., Refinancing Term Loan (1 mo. USD LIBOR + 3.750%)	6.123%	11/5/27	651,750	$630,568	(d)(e)(f)
Great Outdoors Group LLC, Term Loan B2 (1 mo. USD LIBOR + 3.750%)	6.122%	3/6/28	591,034	542,460	(d)(e)(f)
LS Group OpCo Acquisition LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.250%)	4.000%	11/2/27	935,750	905,338	(d)(e)(f)(h)
PECF USS Intermediate Holding III Corp., Initial Term Loan (1 mo. USD LIBOR + 4.250%)	6.622%	12/15/28	1,711,400	1,571,100	(d)(e)(f)
Petco Health and Wellness Co. Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 3.250%)	5.500%	3/3/28	2,280,626	2,213,450	(d)(e)(f)
Rent-A-Center Inc., Term Loan B2 (3 mo. USD LIBOR + 3.250%)	6.063%	2/17/28	1,027,000	928,151	(d)(e)(f)
RVR Dealership Holdings LLC, 2022 Term Loan (3 mo. Term SOFR + 3.900%)	5.168%	2/8/28	209,033	178,201	(d)(e)(f)
Spencer Spirit IH LLC, Initial Term Loan (3 mo. USD LIBOR + 6.000%)	8.806%	6/19/26	1,186,802	1,146,379	(d)(e)(f)
Total Specialty Retail				8,115,647
Total Consumer Discretionary				27,539,368
Consumer Staples — 0.5%
Beverages — 0.3%
Naked Juice LLC, Initial Term Loan	5.404-5.677%	1/24/29	1,074,534	1,029,537	(d)(e)(f)
Household Products — 0.2%
Knight Health Holdings LLC, Term Loan B (1 mo. USD LIBOR + 5.250%)	7.622%	12/23/28	955,200	740,877	(d)(e)(f)
Total Consumer Staples				1,770,414
Energy — 0.6%
Oil, Gas & Consumable Fuels — 0.6%
Pilot Travel Centers LLC, Initial Term Loan B (1 mo. Term SOFR + 2.100%)	4.427%	8/4/28	1,048,319	1,030,497	(d)(e)(f)
Southwestern Energy Co., Initial Term Loan (3 mo. Term SOFR + 2.500%)	4.704%	6/22/27	1,104,450	1,094,786	(d)(e)(f)
Total Energy				2,125,283

See Notes to Financial Statements.

24	Western Asset Short Duration High Income Fund 2022 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Financials — 2.4%
Capital Markets — 0.7%
Cardinal Parent Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.500%)	6.759%	11/12/27	645,084	$612,024	(d)(e)(f)
Cowen Inc., Initial Term Loan (3 mo. USD LIBOR + 3.250%)	4.635%	3/24/28	2,157,150	2,097,828	(d)(e)(f)(h)
Total Capital Markets				2,709,852
Diversified Financial Services — 0.8%
Citadel Securities LP, 2021 Term Loan	—	2/2/28	500,000	492,062	(g)
CTC Holdings LP, Term Loan (3 mo. Term SOFR + 5.150%)	6.418%	2/20/29	708,225	679,896	(d)(e)(f)(h)
Deerfield Dakota Holding LLC, 2021 Replacement Term Loan (1 mo. USD LIBOR + 6.750%)	9.122%	4/7/28	340,000	333,625	(d)(e)(f)
Jane Street Group LLC, Dollar Term Loan (1 mo. USD LIBOR + 2.750%)	5.122%	1/26/28	1,083,936	1,064,745	(d)(e)(f)
UFC Holdings LLC, Term Loan B3 (3 mo. USD LIBOR + 2.750%)	5.520%	4/29/26	385,300	373,820	(d)(e)(f)
Total Diversified Financial Services				2,944,148
Insurance — 0.9%
Acrisure LLC, 2020 Term Loan B (1 mo. USD LIBOR + 3.500%)	5.872%	2/15/27	801,550	764,623	(d)(e)(f)
AmeriLife Holdings LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.000%)	6.373%	3/18/27	588,105	581,488	(d)(e)(f)
Asurion LLC, New Term Loan B9 (1 mo. USD LIBOR + 3.250%)	5.622%	7/31/27	869,000	819,901	(d)(e)(f)
Baldwin Risk Partners LLC, Term Loan B1 (1 mo. USD LIBOR + 3.500%)	5.372%	10/14/27	1,083,542	1,047,428	(d)(e)(f)
Total Insurance				3,213,440
Total Financials				8,867,440

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2022 Annual Report	25

Schedule of investments (cont’d)

July 31, 2022

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 4.5%
Health Care Equipment & Supplies — 0.9%
Maravai Intermediate Holdings LLC, Term Loan B (3 mo. Term SOFR + 3.000%)	5.553%	10/19/27	505,195	$496,988	(d)(e)(f)
Medline Borrower LP, Initial Dollar Term Loan (1 mo. USD LIBOR + 3.250%)	5.622%	10/23/28	2,942,625	2,817,563	(d)(e)(f)
Total Health Care Equipment & Supplies				3,314,551
Health Care Providers & Services — 2.4%
EyeCare Partners LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 3.750%)	6.000%	2/18/27	1,674,107	1,562,779	(d)(e)(f)
One Call Corp., First Lien Term Loan B (3 mo. USD LIBOR + 5.500%)	8.313%	4/22/27	2,178,000	1,753,290	(d)(e)(f)
Option Care Health Inc., Term Loan B (1 mo. USD LIBOR + 2.750%)	5.122%	10/27/28	1,452,700	1,425,920	(d)(e)(f)
Sterigenics-Nordion Holdings LLC, Term Loan (1 mo. USD LIBOR + 2.750%)	5.122%	12/11/26	820,000	795,056	(d)(e)(f)
U.S. Renal Care Inc., First Lien Term Loan B (1 mo. USD LIBOR + 5.000%)	7.375%	6/26/26	1,909,830	1,386,336	(d)(e)(f)
WP CityMD Bidco LLC, Second Amendment Refinancing Term Loan (3 mo. USD LIBOR + 3.250%)	5.500%	12/22/28	1,965,233	1,896,106	(d)(e)(f)
Total Health Care Providers & Services				8,819,487
Life Sciences Tools & Services — 0.8%
ICON Luxembourg Sarl, Term Loan (3 mo. USD LIBOR + 2.250%)	4.563%	7/3/28	1,830,048	1,801,289	(d)(e)(f)
PRA Health Sciences Inc., Term Loan (3 mo. USD LIBOR + 2.250%)	4.563%	7/3/28	455,958	448,792	(d)(e)(f)
Precision Medicine Group LLC, Initial Delayed Draw Term Loan	—	11/18/27	34,031	32,414	(g)(h)
Precision Medicine Group LLC, Initial Term Loan (3 mo. USD LIBOR + 3.000%)	5.250%	11/18/27	744,500	709,137	(d)(e)(f)(h)
Total Life Sciences Tools & Services				2,991,632

See Notes to Financial Statements.

26	Western Asset Short Duration High Income Fund 2022 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — 0.4%
Gainwell Acquisition Corp., Term Loan B (1 mo. USD LIBOR + 4.000%)	6.250%	10/1/27	985,000	$958,321	(d)(e)(f)
Jazz Financing Lux Sarl, Initial Dollar Term Loan	—	5/5/28	600,000	587,502	(g)
Total Pharmaceuticals				1,545,823
Total Health Care				16,671,493
Industrials — 6.5%
Aerospace & Defense — 0.2%
Transdigm Inc., Refinancing Term Loan F	—	12/9/25	500,000	486,562	(g)
Air Freight & Logistics — 0.4%
WWEX Uni Topco Holdings LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 4.000%)	6.250%	7/26/28	1,641,750	1,527,410	(d)(e)(f)
Airlines — 1.7%
Air Canada, Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.500%)	4.250%	8/11/28	1,890,000	1,825,872	(d)(e)(f)
Delta Air Lines Inc., Initial Term Loan (3 mo. USD LIBOR + 3.750%)	6.460%	10/20/27	1,790,000	1,812,823	(d)(e)(f)
Mileage Plus Holdings LLC, Initial Term Loan (3 mo. USD LIBOR + 5.250%)	7.313%	6/21/27	810,000	818,100	(d)(e)(f)
United Airlines Inc., Term Loan B (3 mo. USD LIBOR + 3.750%)	6.533%	4/21/28	1,856,500	1,794,539	(d)(e)(f)
Total Airlines				6,251,334
Building Products — 1.3%
CP Atlas Buyer Inc., Term Loan B (1 mo. USD LIBOR + 3.750%)	6.122%	11/23/27	546,835	482,768	(d)(e)(f)
Hunter Douglas Holding BV, Term Loan B1 (3 mo. Term SOFR + 3.500%)	4.842%	2/26/29	2,920,000	2,616,320	(d)(e)(f)
Quikrete Holdings Inc., Fourth Amendment Term Loan B1 (1 mo. USD LIBOR + 3.000%)	5.372%	6/9/28	1,925,175	1,836,405	(d)(e)(f)
Total Building Products				4,935,493
Commercial Services & Supplies — 2.5%
APi Group DE Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	4.872%	10/1/26	713,942	701,598	(d)(e)(f)
DS Parent Inc., Term Loan B (3 mo. USD LIBOR + 5.750%)	6.756%	12/8/28	2,691,000	2,573,269	(d)(e)(f)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2022 Annual Report	27

Schedule of investments (cont’d)

July 31, 2022

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
LRS Holdings LLC, Term Loan B (1 mo. USD LIBOR + 4.250%)	6.622%	8/31/28	1,393,000	$1,340,762	(d)(e)(f)(h)
Madison IAQ LLC, Initial Term Loan (3 mo. USD LIBOR + 3.250%)	4.524%	6/21/28	1,643,400	1,567,689	(d)(e)(f)
Thermostat Purchaser III Inc., Delayed Draw Term Loan (1 mo. USD LIBOR + 4.500%)	6.873%	8/31/28	394,737	368,586	(d)(e)(f)(g)(h)
Thermostat Purchaser III Inc., Initial Term Loan (3 mo. USD LIBOR + 4.500%)	6.075%	8/31/28	2,243,987	2,095,323	(d)(e)(f)(h)
Verscend Holding Corp., New Term Loan B	—	8/27/25	700,000	683,378	(g)
Total Commercial Services & Supplies				9,330,605
Machinery — 0.4%
SPX Flow Inc., Term Loan (1 mo. Term SOFR + 4.600%)	6.927%	4/5/29	1,430,000	1,356,720	(d)(e)(f)
Total Industrials				23,888,124
Information Technology — 5.7%
Communications Equipment — 0.8%
CommScope Inc., Initial Term Loan (1 mo. USD LIBOR + 3.250%)	5.622%	4/6/26	1,941,509	1,832,299	(d)(e)(f)(h)
Global Tel Link Corp., First Lien Term Loan (3 mo. USD LIBOR + 4.250%)	7.056%	11/29/25	1,289,771	1,198,914	(d)(e)(f)
Total Communications Equipment				3,031,213
IT Services — 1.8%
Amentum Government Services Holdings LLC, Term Loan 3	4.777-5.597%	2/15/29	2,960,000	2,881,368	(d)(e)(f)
Redstone Holdco 2 LP, First Lien Initial Term Loan (3 mo. USD LIBOR + 4.750%)	7.533%	4/27/28	893,250	761,496	(d)(e)(f)
Redstone Holdco 2 LP, Second Lien Initial Term Loan (3 mo. USD LIBOR + 7.750%)	10.519%	4/27/29	1,100,000	929,505	(d)(e)(f)
UST Global Inc., Initial Term Loan (1 mo. USD LIBOR + 3.750%)	6.009%	11/20/28	2,208,900	2,114,105	(d)(e)(f)
Total IT Services				6,686,474
Software — 3.0%
Cloudera Inc., Term Loan (1 mo. USD LIBOR + 3.750%)	6.122%	10/8/28	2,513,700	2,386,444	(d)(e)(f)

See Notes to Financial Statements.

28	Western Asset Short Duration High Income Fund 2022 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Software — continued
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	6.372%	10/16/26	1,827,925	$1,774,723	(d)(e)(f)
DCert Buyer Inc., Second Lien Initial Term Loan (1 mo. USD LIBOR + 7.000%)	9.372%	2/19/29	1,450,000	1,371,461	(d)(e)(f)
Magenta Buyer LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 4.750%)	7.050%	7/27/28	545,875	520,434	(d)(e)(f)
Magenta Buyer LLC, Second Lien Initial Term Loan (1 mo. USD LIBOR + 8.250%)	10.550%	7/27/29	2,090,000	1,986,806	(d)(e)(f)
Particle Investments Sarl, First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 5.250%)	5.750%	2/18/27	839,758	814,565	(d)(e)(f)(h)
Peraton Corp., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	6.122%	2/1/28	736,905	718,026	(d)(e)(f)
Surf Holdings Sarl, Senior Secured First Lien Dollar Term Loan (3 mo. USD LIBOR + 3.500%)	5.165%	3/5/27	499,805	485,748	(d)(e)(f)
Symplr Software Inc., First Lien Term Loan (3 mo. Term SOFR + 4.500%)	6.554%	12/22/27	1,264,000	1,209,016	(d)(e)(f)
Total Software				11,267,223
Technology Hardware, Storage & Peripherals — 0.1%
Vericast Corp., 2021 Extended Term Loan (3 mo. USD LIBOR + 7.750%)	10.000%	6/16/26	257,498	198,676	(d)(e)(f)
Total Information Technology				21,183,586
Materials — 1.2%
Chemicals — 0.8%
Hexion Holdings Corp., First Lien Initial Term Loan (3 mo. Term SOFR + 4.650%)	5.924%	3/15/29	1,900,000	1,700,899	(d)(e)(f)
INEOS US Petrochem LLC, 2026 Dollar Term Loan B (1 mo. USD LIBOR + 2.750%)	5.122%	1/29/26	1,284,601	1,223,184	(d)(e)(f)
Total Chemicals				2,924,083
Containers & Packaging — 0.2%
Graham Packaging Co. Inc., New Term Loan (1 mo. USD LIBOR + 3.000%)	5.372%	8/4/27	802,954	776,525	(d)(e)(f)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2022 Annual Report	29

Schedule of investments (cont’d)

July 31, 2022

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — 0.2%
Arctic Canadian Diamond Co. Ltd., Second Lien Term Loan (5.000% Cash and 12.500% PIK)	17.500%	12/31/27	881,642	$760,869	(b)(e)(f)(h)(i)
Total Materials				4,461,477
Total Senior Loans (Cost — $117,794,602)				111,840,457
Asset-Backed Securities — 6.7%
American Money Management Corp. CLO 20 Ltd., 2017-20A E (3 mo. USD LIBOR + 5.810%)	8.550%	4/17/29	900,000	815,837	(a)(d)
Ameriquest Mortgage Securities Inc., 2002-C M1 (1 mo. USD LIBOR + 3.375%)	5.634%	11/25/32	1,022,507	1,011,602	(d)
Ares XXXVII CLO Ltd., 2015-4A CR (3 mo. USD LIBOR + 2.650%)	5.162%	10/15/30	1,050,000	971,428	(a)(d)
Avis Budget Rental Car Funding AESOP LLC, 2019-3A B	2.650%	3/20/26	450,000	426,273	(a)
Balboa Bay Loan Funding Ltd., 2020-1A ER (3 mo. USD LIBOR + 6.400%)	9.110%	1/20/32	1,000,000	892,208	(a)(d)
Ballyrock CLO Ltd., 2022-19A D (3 mo. Term SOFR + 7.110%)	8.282%	4/20/35	1,350,000	1,185,331	(a)(d)
BlueMountain CLO Ltd., 2016-2A DR (3 mo. USD LIBOR + 7.790%)	9.268%	8/20/32	700,000	598,484	(a)(d)
BlueMountain CLO XXXI Ltd., 2021- 31A E (3 mo. USD LIBOR + 6.530%)	9.268%	4/19/34	160,000	143,090	(a)(d)
Canyon Capital CLO Ltd., 2020-1A ER (3 mo. USD LIBOR + 6.350%)	8.862%	7/15/34	530,000	463,139	(a)(d)
Cathedral Lake VI Ltd., 2021-6A E (3 mo. USD LIBOR + 7.210%)	9.993%	4/25/34	250,000	221,435	(a)(d)
Cook Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 5.400%)	8.140%	4/17/30	750,000	644,135	(a)(d)
Great Lakes CLO Ltd., 2014-1A CR (3 mo. USD LIBOR + 2.700%)	5.212%	10/15/29	900,000	883,613	(a)(d)
Greenwood Park CLO Ltd., 2018-1A D (3 mo. USD LIBOR + 2.500%)	5.012%	4/15/31	700,000	616,780	(a)(d)
Greenwood Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 4.950%)	7.462%	4/15/31	480,000	403,640	(a)(d)
GSAA Home Equity Trust, 2006-5 2A3 (1 mo. USD LIBOR + 0.540%)	2.799%	3/25/36	1,799,689	1,025,753	(d)
Halsey Point CLO I Ltd., 2019-1A E (3 mo. USD LIBOR + 7.700%)	10.410%	1/20/33	920,000	854,781	(a)(d)

See Notes to Financial Statements.

30	Western Asset Short Duration High Income Fund 2022 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Harriman Park CLO Ltd., 2020-1A ER (3 mo. USD LIBOR + 6.400%)	9.110%	4/20/34	500,000	$446,380	(a)(d)
Magnetite VII Ltd., 2012-7A DR2 (3 mo. USD LIBOR + 4.500%)	7.012%	1/15/28	1,250,000	1,088,037	(a)(d)
Magnetite XII Ltd., 2015-12A ER (3 mo. USD LIBOR + 5.680%)	8.192%	10/15/31	290,000	253,476	(a)(d)
Mercury Financial Credit Card Master Trust, 2022-1A B	3.200%	9/21/26	550,000	492,279	(a)
Midocean Credit CLO VII, 2017-7A D (3 mo. USD LIBOR + 3.880%)	6.392%	7/15/29	500,000	453,688	(a)(d)
MKS CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 2.650%)	5.360%	1/20/31	600,000	516,306	(a)(d)
Morgan Stanley ABS Capital I Inc. Trust, 2005-NC2 M4 (1 mo. USD LIBOR + 0.915%)	3.174%	3/25/35	781,765	775,979	(d)
Mountain View CLO IX Ltd., 2015-9A CR (3 mo. USD LIBOR + 3.120%)	5.632%	7/15/31	690,000	581,334	(a)(d)
MVW LLC, 2021-1WA C	1.940%	1/22/41	681,243	629,742	(a)
Navient Private Education Loan Trust, 2020-A A2A	2.460%	11/15/68	382,217	363,556	(a)
Ocean Trails CLO V, 2014-5A DRR (3 mo. USD LIBOR + 3.450%)	5.905%	10/13/31	510,000	446,409	(a)(d)
OZLM XVI Ltd., 2017-16A C (3 mo. USD LIBOR + 3.550%)	4.961%	5/16/30	250,000	239,831	(a)(d)
Pulsar Funding I LLC, 2019-1A C (3 mo. USD LIBOR + 4.800%)	7.510%	1/20/33	500,000	455,722	(a)(d)
Saranac CLO III Ltd., 2014-3A DR (3 mo. USD LIBOR + 3.250%)	5.373%	6/22/30	1,140,000	986,858	(a)(d)
Sculptor CLO XXVI Ltd., 26A E (3 mo. USD LIBOR + 7.250%)	9.960%	7/20/34	520,000	467,502	(a)(d)
Stratus CLO Ltd., 2022-2A E (3 mo. Term SOFR + 7.650%)	10.193%	7/20/30	1,500,000	1,448,219	(a)(d)
Structured Asset Securities Corp. Trust, 2005-SC1 1A2	6.617%	5/25/31	1,372,449	1,179,353	(a)(d)
THL Credit Wind River CLO Ltd., 2017-3A ER (3 mo. USD LIBOR + 7.050%)	9.562%	4/15/35	900,000	812,167	(a)(d)
Venture XVII CLO Ltd., 2014-17A DRR (3 mo. USD LIBOR + 2.820%)	5.332%	4/15/27	700,000	643,896	(a)(d)
Venture XVII CLO Ltd., 2014-17A ERR (3 mo. USD LIBOR + 5.740%)	8.252%	4/15/27	650,000	526,349	(a)(d)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2022 Annual Report	31

Schedule of investments (cont’d)

July 31, 2022

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Voya CLO Ltd., 2017-3A DR (3 mo. USD LIBOR + 6.950%)	9.660%	4/20/34	300,000	$269,125	(a)(d)
Voya CLO Ltd., 2020-3A DR (3 mo. USD LIBOR + 3.250%)	5.960%	10/20/34	500,000	467,321	(a)(d)
Whitehorse XII Ltd., 2018-12A D (3 mo. USD LIBOR + 3.650%)	6.162%	10/15/31	250,000	229,578	(a)(d)
Total Asset-Backed Securities (Cost — $27,307,362)				24,930,636
Collateralized Mortgage Obligations (j) — 1.7%
Banc of America Funding Trust, 2015-R4 2A1 (1 mo. USD LIBOR + 0.205%)	1.829%	2/25/37	698,800	679,649	(a)(d)
CSMC Trust, 2015-2R 7A2	2.412%	8/27/36	2,260,546	1,790,871	(a)(d)
CSMC Trust, 2019-ICE4 A (1 mo. USD LIBOR + 0.980%)	2.979%	5/15/36	1,000,000	986,264	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA1 B1 (1 mo. USD LIBOR + 2.300%)	4.559%	1/25/50	290,000	267,454	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA5 M2 (30 Day Average SOFR + 2.800%)	4.314%	10/25/50	380,945	381,562	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B1 (30 Day Average SOFR + 3.050%)	4.564%	1/25/34	790,000	708,816	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 M2 (30 Day Average SOFR + 1.650%)	3.164%	1/25/34	137,337	134,873	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-1 M	4.250%	8/25/59	960,000	866,502	(a)(d)
LSTAR Securities Investment Ltd., 2019-4 A1 (1 mo. USD LIBOR + 3.500%)	5.213%	5/1/24	417,351	420,168	(a)(d)
Total Collateralized Mortgage Obligations (Cost — $6,688,963)				6,236,159

See Notes to Financial Statements.

32	Western Asset Short Duration High Income Fund 2022 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Convertible Bonds & Notes — 1.1%
Communication Services — 0.2%
Diversified Telecommunication Services — 0.0%††
Liberty Latin America Ltd., Senior Notes	2.000%	7/15/24	130,000	$112,450
Media — 0.2%
DISH Network Corp., Senior Notes	3.375%	8/15/26	1,070,000	764,028
Total Communication Services				876,478
Consumer Discretionary — 0.3%
Hotels, Restaurants & Leisure — 0.3%
DraftKings Holdings Inc., Senior Notes	0.000%	3/15/28	1,320,000	799,920
NCL Corp. Ltd., Senior Notes	2.500%	2/15/27	210,000	148,890	(a)
Total Consumer Discretionary				948,810
Financials — 0.4%
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Apollo Commercial Real Estate Finance Inc., Senior Notes	5.375%	10/15/23	770,000	761,337
Blackstone Mortgage Trust Inc., Senior Notes	5.500%	3/15/27	700,000	662,813
Total Financials				1,424,150
Industrials — 0.2%
Airlines — 0.2%
Spirit Airlines Inc., Senior Notes	1.000%	5/15/26	750,000	678,375
Total Convertible Bonds & Notes (Cost — $4,730,078)				3,927,813

			Shares
Investments in Underlying Funds — 0.9%
SPDR Bloomberg Short Term High Yield Bond ETF (Cost — $3,492,356)			140,000	3,525,200

	Rate
Preferred Stocks — 0.3%
Financials — 0.3%
Capital Markets — 0.3%
B Riley Financial Inc.	5.000%		26,000	605,800
B Riley Financial Inc.	6.000%		22,225	512,953
Total Preferred Stocks (Cost — $1,205,625)				1,118,753

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2022 Annual Report	33

Schedule of investments (cont’d)

July 31, 2022

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Sovereign Bonds — 0.2%
Argentina — 0.2%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	124,419	$29,343
Argentine Republic Government International Bond, Senior Notes, Step bond (0.500% to 7/9/23 then 0.750%)	0.500%	7/9/30	1,820,407	432,909
Argentine Republic Government International Bond, Senior Notes, Step bond (1.500% to 7/9/23 then 3.625%)	1.500%	7/9/35	953,791	212,158
Total Sovereign Bonds (Cost — $1,650,039)				674,410

			Shares/Units
Common Stocks — 0.0%††
Energy — 0.0%††
Energy Equipment & Services — 0.0%††
KCAD Holdings I Ltd.			282,728,964	0	*(h)(i)(k)
Oil, Gas & Consumable Fuels — 0.0%††
Berry Corp.			362	3,092
Permian Production Partners LLC			37,916	24,645	*(h)
Total Oil, Gas & Consumable Fuels				27,737
Total Energy				27,737
Materials — 0.0%††
Metals & Mining — 0.0%††
Arctic Canadian Diamond Co. Ltd.			871	0	*(h)(i)(k)
Total Common Stocks (Cost — $2,316,805)				27,737

		Expiration Date	Warrants
Warrants — 0.0%††
Financials — 0.0%††
Capital Markets — 0.0%††
EG Acquisition Corp., Class A Shares (Cost — $14,879)		5/28/28	15,540	2,486	*
Total Investments before Short-Term Investments (Cost — $385,077,501)				354,885,347

See Notes to Financial Statements.

34	Western Asset Short Duration High Income Fund 2022 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Shares	Value
Short-Term Investments — 3.1%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $11,474,018)	1.979%	11,474,018	$11,474,018	(l)
Total Investments — 98.8% (Cost — $396,551,519)			366,359,365
Other Assets in Excess of Liabilities — 1.2%			4,559,602
Total Net Assets — 100.0%			$370,918,967

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(f)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(g)	All or a portion of this loan is unfunded as of July 31, 2022. The interest rate for fully unfunded term loans is to be determined.

(h)	Security is valued using significant unobservable inputs (Note 1).

(i)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(j)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(k)	Value is less than $1.

(l)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At July 31, 2022, the total market value of investments in Affiliated Companies was $11,474,018 and the cost was $11,474,018 (Note 8).

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2022 Annual Report	35

Schedule of investments (cont’d)

July 31, 2022

Western Asset Short Duration High Income Fund

Abbreviation(s) used in this schedule:

CAD	— Canadian Dollar

CLO	— Collateralized Loan Obligation

ETF	— Exchange-Traded Fund

ICE	— Intercontinental Exchange

LIBOR	— London Interbank Offered Rate

PIK	— Payment-In-Kind

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

SPDR	— Standard & Poor’s Depositary Receipts

USD	— United States Dollar

At July 31, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	63,126	USD	63,993	BNP Paribas SA	10/18/22	$898
USD	2,457,930	CAD	3,180,745	BNP Paribas SA	10/18/22	(25,273)
AUD	809,439	USD	556,665	JPMorgan Chase & Co.	10/18/22	9,550
Total						$(14,825)

Abbreviation(s) used in this table:

AUD	— Australian Dollar

CAD	— Canadian Dollar

EUR	— Euro

USD	— United States Dollar

At July 31, 2022, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at July 31, 2022[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Ford Motor Co., 4.346%, due 12/8/26	$1,400,000	12/20/26	3.057%	5.000% quarterly	$102,350	$181,032	$(78,682)
Occidental Petroleum Corp., 5.550%, due 3/15/26	1,360,000	6/20/26	1.414%	1.000% quarterly	(20,266)	(48,616)	28,350
Total	$2,760,000				$82,084	$132,416	$(50,332)

See Notes to Financial Statements.

36	Western Asset Short Duration High Income Fund 2022 Annual Report

Western Asset Short Duration High Income Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at July 31, 2022[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Beazer Homes USA Inc., 6.750%, due 3/15/25	$1,306,000	6/20/27	5.958%	5.000% quarterly	$46,153	$25,859	$20,294
Goodyear Tire & Rubber Co., 5.000%, due 5/31/26	950,000	6/20/27	4.666%	5.000% quarterly	(12,296)	(16,806)	4,510
KB Home, 6.875%, due 6/15/27	1,697,000	6/20/27	3.665%	5.000% quarterly	(91,124)	(122,833)	31,709
Macy’s Retail Holdings LLC, 3.625%, due 6/1/24	950,000	6/20/27	5.449%	1.000% quarterly	158,885	105,708	53,177
NOVA Chemicals Corp., 4.875%,due 6/1/24	724,000	6/20/27	4.306%	5.000% quarterly	(19,726)	(17,707)	(2,019)
Xerox Corp., 3.800%, due 5/15/24	376,000	6/20/27	4.465%	1.000% quarterly	50,827	52,076	(1,249)
Total	$6,003,000				$132,719	$26,297	$106,422

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2022 Annual Report	37

Schedule of investments (cont’d)

July 31, 2022

Western Asset Short Duration High Income Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

38	Western Asset Short Duration High Income Fund 2022 Annual Report

Statement of assets and liabilities

July 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $385,077,501)	$354,885,347
Investments in affiliated securities, at value (Cost — $11,474,018)	11,474,018
Foreign currency, at value (Cost — $2,438,153)	2,454,979
Cash	4,527,501
Interest receivable	4,534,526
Receivable for Fund shares sold	2,492,839
Receivable for securities sold	1,902,971
Deposits with brokers for centrally cleared swap contracts	1,484,000
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $85,630)	79,314
Unrealized appreciation on forward foreign currency contracts	10,448
Dividends receivable from affiliated investments	6,927
Prepaid expenses	10,748
Total Assets	383,863,618

Liabilities:
Payable for securities purchased	11,797,908
Payable for Fund shares repurchased	641,704
Investment management fee payable	165,487
Distributions payable	73,843
Service and/or distribution fees payable	66,895
Unrealized depreciation on forward foreign currency contracts	25,273
Payable to brokers — net variation margin on centrally cleared swap contracts	16,001
Trustees’ fees payable	395
Accrued expenses	157,145
Total Liabilities	12,944,651
Total Net Assets	$370,918,967

Net Assets:
Par value (Note 7)	$776
Paid-in capital in excess of par value	611,372,109
Total distributable earnings (loss)	(240,453,918)
Total Net Assets	$370,918,967

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2022 Annual Report	39

Statement of assets and liabilities (cont’d)

July 31, 2022

Net Assets:
Class A	$265,441,668
Class C	$13,447,493
Class C1	$1,207,137
Class R	$37,249
Class I	$90,785,420

Shares Outstanding:
Class A	55,565,919
Class C	2,813,826
Class C1	250,901
Class R	7,810
Class I	18,931,874

Net Asset Value:
Class A (and redemption price)	$4.78
Class C*	$4.78
Class C1*	$4.81
Class R (and redemption price)	$4.77
Class I (and redemption price)	$4.80
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$4.89

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

40	Western Asset Short Duration High Income Fund 2022 Annual Report

Statement of operations

For the Year Ended July 31, 2022

Investment Income:
Interest	$20,900,933
Dividends from unaffiliated investments	290,818
Dividends from affiliated investments	15,665
Less: Foreign taxes withheld	(27,542)
Total Investment Income	21,179,874

Expenses:
Investment management fee (Note 2)	2,095,234
Service and/or distribution fees (Notes 2 and 5)	890,938
Transfer agent fees (Note 5)	421,208
Registration fees	99,548
Fund accounting fees	89,767
Audit and tax fees	43,286
Shareholder reports	19,994
Legal fees	14,840
Trustees’ fees	7,071
Commitment fees (Note 9)	2,953
Insurance	2,414
Custody fees	1,103
Miscellaneous expenses	11,903
Total Expenses	3,700,259
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(3,778)
Net Expenses	3,696,481
Net Investment Income	17,483,393

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(18,663,023)
Swap contracts	(46,017)
Forward foreign currency contracts	25,215
Foreign currency transactions	(15,698)
Net Realized Loss	(18,699,523)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(20,498,061)
Swap contracts	24,380
Forward foreign currency contracts	(778)
Foreign currencies	2,786
Change in Net Unrealized Appreciation (Depreciation)	(20,471,673)
Net Loss on Investments, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(39,171,196)
Decrease in Net Assets From Operations	$(21,687,803)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2022 Annual Report	41

Statements of changes in net assets

For the Years Ended July 31,	2022	2021

Operations:
Net investment income	$17,483,393	$15,760,585
Net realized gain (loss)	(18,699,523)	1,646,824
Change in net unrealized appreciation (depreciation)	(20,471,673)	23,000,704
Increase (Decrease) in Net Assets From Operations	(21,687,803)	40,408,113

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(18,798,508)	(16,662,846)
Decrease in Net Assets From Distributions to Shareholders	(18,798,508)	(16,662,846)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	125,161,402	94,905,983
Reinvestment of distributions	17,912,599	15,670,277
Cost of shares repurchased	(118,100,305)	(89,277,110)
Increase in Net Assets From Fund Share Transactions	24,973,696	21,299,150
Increase (Decrease) in Net Assets	(15,512,615)	45,044,417

Net Assets:
Beginning of year	386,431,582	341,387,165
End of year	$370,918,967	$386,431,582

See Notes to Financial Statements.

42	Western Asset Short Duration High Income Fund 2022 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$5.32	$4.97	$5.27	$5.35	$5.42

Income (loss) from operations:
Net investment income	0.23	0.23	0.26	0.28	0.29
Net realized and unrealized gain (loss)	(0.52)	0.36	(0.29)	(0.07)	(0.07)
Total income (loss) from operations	(0.29)	0.59	(0.03)	0.21	0.22

Less distributions from:
Net investment income	(0.25)	(0.24)	(0.27)	(0.29)	(0.29)
Total distributions	(0.25)	(0.24)	(0.27)	(0.29)	(0.29)

Net asset value, end of year	$4.78	$5.32	$4.97	$5.27	$5.35
Total return[2]	(5.60)%	12.20%	(0.39)%[3]	4.13%	4.25%

Net assets, end of year (millions)	$265	$287	$264	$290	$265

Ratios to average net assets:
Gross expenses	0.99%	1.00%	1.02%	1.01%	1.00%
Net expenses[4,5]	0.99	1.00	1.00	1.00	1.00
Net investment income	4.57	4.45	5.09	5.24	5.33

Portfolio turnover rate	41%	88%	78%	73%	61%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended July 31, 2020.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2022 Annual Report	43

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$5.32	$4.97	$5.27	$5.35	$5.42

Income (loss) from operations:
Net investment income	0.20	0.19	0.22	0.24	0.25
Net realized and unrealized gain (loss)	(0.52)	0.37	(0.28)	(0.06)	(0.06)
Total income (loss) from operations	(0.32)	0.56	(0.06)	0.18	0.19

Less distributions from:
Net investment income	(0.22)	(0.21)	(0.24)	(0.26)	(0.26)
Total distributions	(0.22)	(0.21)	(0.24)	(0.26)	(0.26)

Net asset value, end of year	$4.78	$5.32	$4.97	$5.27	$5.35
Total return[2]	(6.27)%	11.40%	(1.11)%[3]	3.59%	3.33%

Net assets, end of year (000s)	$13,447	$21,565	$22,251	$40,405	$50,107

Ratios to average net assets:
Gross expenses	1.71%	1.71%	1.73%	1.71%	1.70%
Net expenses[4,5]	1.71	1.71	1.72	1.71	1.70
Net investment income	3.81	3.74	4.36	4.52	4.70

Portfolio turnover rate	41%	88%	78%	73%	61%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (1.31)% for the year ended July 31, 2020.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

44	Western Asset Short Duration High Income Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C1 Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$5.35	$4.99	$5.30	$5.38	$5.45

Income (loss) from operations:
Net investment income	0.21	0.21	0.24	0.25	0.27
Net realized and unrealized gain (loss)	(0.52)	0.37	(0.29)	(0.06)	(0.07)
Total income (loss) from operations	(0.31)	0.58	(0.05)	0.19	0.20

Less distributions from:
Net investment income	(0.23)	(0.22)	(0.26)	(0.27)	(0.27)
Total distributions	(0.23)	(0.22)	(0.26)	(0.27)	(0.27)

Net asset value, end of year	$4.81	$5.35	$4.99	$5.30	$5.38
Total return[2]	(5.97)%	11.66%	(0.71)%[3]	3.91%	3.65%

Net assets, end of year (000s)	$1,207	$2,351	$5,161	$13,289	$53,657

Ratios to average net assets:
Gross expenses	1.45%	1.44%	1.37%	1.41%	1.40%
Net expenses[4,5]	1.45	1.43	1.37	1.41	1.40
Net investment income	4.07	4.05	4.71	4.79	5.04

Portfolio turnover rate	41%	88%	78%	73%	61%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.90)% for the year ended July 31, 2020.

[4]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2022 Annual Report	45

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class R Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$5.32	$4.96	$5.26	$5.34	$5.41

Income (loss) from operations:
Net investment income	0.21	0.21	0.23	0.25	0.27
Net realized and unrealized gain (loss)	(0.53)	0.38	(0.28)	(0.06)	(0.07)
Total income (loss) from operations	(0.32)	0.59	(0.05)	0.19	0.20

Less distributions from:
Net investment income	(0.23)	(0.23)	(0.25)	(0.27)	(0.27)
Total distributions	(0.23)	(0.23)	(0.25)	(0.27)	(0.27)

Net asset value, end of year	$4.77	$5.32	$4.96	$5.26	$5.34
Total return[2]	(6.16)%	11.81%	(0.60)%[3]	3.71%	3.85%

Net assets, end of year (000s)	$37	$147	$119	$109	$64

Ratios to average net assets:
Gross expenses	1.41%	1.35%	1.66%	1.44%	1.40%
Net expenses[4,5]	1.40	1.35	1.40	1.40	1.40
Net investment income	4.01	4.09	4.69	4.84	5.01

Portfolio turnover rate	41%	88%	78%	73%	61%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.80)% for the year ended July 31, 2020.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

46	Western Asset Short Duration High Income Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$5.34	$4.99	$5.29	$5.37	$5.44

Income (loss) from operations:
Net investment income	0.25	0.24	0.27	0.29	0.31
Net realized and unrealized gain (loss)	(0.52)	0.37	(0.28)	(0.06)	(0.07)
Total income (loss) from operations	(0.27)	0.61	(0.01)	0.23	0.24

Less distributions from:
Net investment income	(0.27)	(0.26)	(0.29)	(0.31)	(0.31)
Total distributions	(0.27)	(0.26)	(0.29)	(0.31)	(0.31)

Net asset value, end of year	$4.80	$5.34	$4.99	$5.29	$5.37
Total return[2]	(5.31)%	12.47%	(0.11)%[3]	4.42%	4.57%

Net assets, end of year (000s)	$90,785	$75,702	$49,856	$64,474	$73,073

Ratios to average net assets:
Gross expenses	0.73%	0.72%	0.74%	0.72%	0.71%
Net expenses[4]	0.73 [5]	0.72 [5]	0.73 [5]	0.72	0.71
Net investment income	4.85	4.69	5.35	5.50	5.73

Portfolio turnover rate	41%	88%	78%	73%	61%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended July 31, 2020.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2022 Annual Report	47

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

48	Western Asset Short Duration High Income Fund 2022 Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Short Duration High Income Fund 2022 Annual Report	49

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$202,601,696	—		$202,601,696
Senior Loans:
Consumer Discretionary	—	23,679,967	$3,859,401		27,539,368
Financials	—	6,089,716	2,777,724		8,867,440
Health Care	—	15,929,942	741,551		16,671,493
Industrials	—	20,083,453	3,804,671		23,888,124
Information Technology	—	18,536,722	2,646,864		21,183,586
Materials	—	3,700,608	760,869		4,461,477
Other Senior Loans	—	9,228,969	—		9,228,969
Asset-Backed Securities	—	24,930,636	—		24,930,636
Collateralized Mortgage Obligations	—	6,236,159	—		6,236,159
Convertible Bonds & Notes	—	3,927,813	—		3,927,813
Investments in Underlying Funds	$3,525,200	—	—		3,525,200
Preferred Stocks	1,118,753	—	—		1,118,753
Sovereign Bonds	—	674,410	—		674,410
Common Stocks:
Energy	3,092	—	24,645		27,737
Materials	—	—	0	*	0	*
Warrants	2,486	—	—		2,486
Total Long-Term Investments	4,649,531	335,620,091	14,615,725		354,885,347
Short-Term Investments†	11,474,018	—	—		11,474,018
Total Investments	$16,123,549	$335,620,091	$14,615,725		$366,359,365
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$10,448	—		$10,448
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	28,350	—		28,350
Centrally Cleared Credit Default Swaps on Corporate Issues — Buy Protection††	—	109,690	—		109,690
Total Other Financial Instruments	—	$148,488	—		$148,488
Total	$16,123,549	$335,768,579	$14,615,725		$366,507,853

50	Western Asset Short Duration High Income Fund 2022 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$25,273	—	$25,273
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	78,682	—	78,682
Centrally Cleared Credit Default Swaps on Corporate Issues — Buy Protection††	—	3,268	—	3,268
Total	—	$107,223	—	$107,223

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of July 31, 2021		Accrued premiums/ discounts	Realized gain (loss)[1]	Change in unrealized appreciation (depreciation)[2]	Purchases
Senior Loans:
Consumer Discretionary	$890,133		$6,491	$122	$(278,870)	$2,935,250
Energy	2,550,609		1,023	(5,367)	(16,300)	—
Financials	2,179,050		1,934	124	(79,059)	699,350
Health Care	—		—	—	—	—
Industrials	1,000,000		2,014	19,983	(211,399)	4,137,513
Information Technology	—		—	—	—	—
Materials	766,163		—	—	(108,711)	103,417
Real Estate	1,053,285		1,422	23,527	(26,264)	0	*
Common Stocks:
Energy	78,088		—	(8,053,060)	8,009,779	—
Materials	0	*	—	—	—	—
Total	$8,517,328		$12,884	$(8,014,671)	$7,289,176	$7,875,530

Western Asset Short Duration High Income Fund 2022 Annual Report	51

Notes to financial statements (cont’d)

Investments in Securities (cont’d)	Sales	Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of July 31, 2022		Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2022[2]
Senior Loans:
Consumer Discretionary	$(6,800)	$905,338	$(592,263)	$3,859,401		$(197,709)
Energy	(1,499,468)	—	(1,030,497)	—		—
Financials	(23,675)	—	—	2,777,724		(79,059)
Health Care	—	741,551	—	741,551		—
Industrials	(1,143,440)	—	—	3,804,671		(211,399)
Information Technology	—	2,646,864	—	2,646,864		—
Materials	—	—	—	760,869		(108,711)
Real Estate	(1,051,970)	—	—	—		—
Common Stocks:
Energy	(10,162)	—	—	24,645		20,853
Materials	—	—	—	0	*	—
Total	$(3,735,515)	$4,293,753	$(1,622,760)	$14,615,725		$(576,025)

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]

Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable input in the valuation obtained from independent third party pricing services or broker/dealer quotations.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

52	Western Asset Short Duration High Income Fund 2022 Annual Report

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2022, the total notional value of all credit default swaps to sell protection was $2,760,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended July 31, 2022, see Note 4.

Western Asset Short Duration High Income Fund 2022 Annual Report	53

Notes to financial statements (cont’d)

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to

54	Western Asset Short Duration High Income Fund 2022 Annual Report

perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At July 31, 2022, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Western Asset Short Duration High Income Fund 2022 Annual Report	55

Notes to financial statements (cont’d)

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

56	Western Asset Short Duration High Income Fund 2022 Annual Report

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of July 31, 2022, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $25,273. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Short Duration High Income Fund 2022 Annual Report	57

Notes to financial statements (cont’d)

(l) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset London to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C,

58	Western Asset Short Duration High Income Fund 2022 Annual Report

Class R and Class I shares did not exceed 1.00%, 1.75%, 1.40% and 0.85%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended July 31, 2022, fees waived and/or expenses reimbursed amounted to $3,778, which included an affiliated money market fund waiver of $3,764.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at July 31, 2022, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Class R
Expires July 31, 2024	$8

For the year ended July 31, 2022, LMPFA did not recapture any fees.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 2.25% for Class A shares. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$55,979	—
CDSCs	7,473	$312

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

Western Asset Short Duration High Income Fund 2022 Annual Report	59

Notes to financial statements (cont’d)

3. Investments

During the year ended July 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$169,401,911	$613,208
Sales	153,954,459	74,425

At July 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$399,329,272	$1,750,559	$(34,720,466)	$(32,969,907)
Forward foreign currency contracts	—	10,448	(25,273)	(14,825)
Swap contracts	158,713	138,040	(81,950)	56,090

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2022.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Forward foreign currency contracts	$10,448	—	$10,448
Centrally cleared swap contracts[2]	—	$138,040	138,040
Total	$10,448	$138,040	$148,488

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Forward foreign currency contracts	$25,273	—	$25,273
Centrally cleared swap contracts[2]	—	$81,950	81,950
Total	$25,273	$81,950	$107,223

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

60	Western Asset Short Duration High Income Fund 2022 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Swap contracts	—	$(46,017)	$(46,017)
Forward foreign currency contracts	$25,215	—	25,215
Total	$25,215	$(46,017)	$(20,802)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Swap contracts	—	$24,380	$24,380
Forward foreign currency contracts	$(778)	—	(778)
Total	$(778)	$24,380	$23,602

During the year ended July 31, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$654,629
Forward foreign currency contracts (to sell)	2,512,051

Average Notional Balance
Credit default swap contracts (buy protection)	$2,459,615
Credit default swap contracts (sell protection)	2,344,615

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of July 31, 2022.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
BNP Paribas SA	$898	$(25,273)	$(24,375)	—	$(24,375)
JPMorgan Chase & Co.	9,550	—	9,550	—	9,550
Total	$10,448	$(25,273)	$(14,825)	—	$(14,825)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

Western Asset Short Duration High Income Fund 2022 Annual Report	61

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1 and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$706,122	†	$325,804
Class C	174,361		14,751
Class C1	10,151		1,801
Class R	304		179
Class I	—		78,673
Total	$890,938		$421,208

†	Amount shown is exclusive of expense reimbursements. For the year ended July 31, 2022, the service and/or distribution fees reimbursed amounted to $6 for Class A shares.

For the year ended July 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$2,800
Class C	165
Class C1	13
Class R	9
Class I	791
Total	$3,778

6. Distributions to shareholders by class

	Year Ended July 31, 2022	Year Ended July 31, 2021
Net Investment Income:
Class A	$13,876,846	$12,905,593
Class C	724,255	860,725
Class C1	63,911	158,616
Class R	2,676	5,977
Class I	4,130,820	2,731,935
Total	$18,798,508	$16,662,846

7. Shares of beneficial interest

At July 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same

62	Western Asset Short Duration High Income Fund 2022 Annual Report

rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2022		Year Ended July 31, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	12,566,115	$64,862,392	10,162,405	$52,997,313
Shares issued on reinvestment	2,637,178	13,415,726	2,365,266	12,280,376
Shares repurchased	(13,528,356)	(69,464,745)	(11,786,597)	(61,189,179)
Net increase	1,674,937	$8,813,373	741,074	$4,088,510

Class C
Shares sold	540,913	$2,806,009	692,262	$3,636,091
Shares issued on reinvestment	131,117	669,735	158,591	822,663
Shares repurchased	(1,911,397)	(9,810,661)	(1,276,626)	(6,620,169)
Net decrease	(1,239,367)	$(6,334,917)	(425,773)	$(2,161,415)

Class C1
Shares sold	11,054	$58,369	13,980	$72,935
Shares issued on reinvestment	12,355	63,478	30,222	156,817
Shares repurchased	(212,086)	(1,124,545)	(638,248)	(3,327,026)
Net decrease	(188,677)	$(1,002,698)	(594,046)	$(3,097,274)

Class R
Shares sold	2,014	$10,629	3,128	$15,837
Shares issued on reinvestment	411	2,121	669	3,493
Shares repurchased	(22,337)	(118,449)	(48)	(245)
Net increase (decrease)	(19,912)	$(105,699)	3,749	$19,085

Class I
Shares sold	11,379,326	$57,424,003	7,217,831	$38,183,807
Shares issued on reinvestment	736,911	3,761,539	460,861	2,406,928
Shares repurchased	(7,358,613)	(37,581,905)	(3,500,587)	(18,140,491)
Net increase	4,757,624	$23,603,637	4,178,105	$22,450,244

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

Western Asset Short Duration High Income Fund 2022 Annual Report	63

Notes to financial statements (cont’d)

all or some portion of the year ended July 31, 2022. The following transactions were effected in such company for the year ended July 31, 2022.

	Affiliate Value at July 31,	Purchased		Sold
	2021	Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$17,719,125	$139,394,434	139,394,434	$145,639,541	145,639,541

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at July 31, 2022
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$15,665	—	$11,474,018

9. Redemption facility

The Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended July 31, 2022.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$18,798,508	$16,662,846

64	Western Asset Short Duration High Income Fund 2022 Annual Report

As of July 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$1,245,481
Deferred capital losses*	(208,750,046)
Other book/tax temporary differences(a)	(31,243)
Unrealized appreciation (depreciation)(b)	(32,918,110)
Total distributable earnings (loss) — net	$(240,453,918)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities and other book/tax basis adjustments.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings

Western Asset Short Duration High Income Fund 2022 Annual Report	65

Notes to financial statements (cont’d)

immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

66	Western Asset Short Duration High Income Fund 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Short Duration High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Short Duration High Income Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

September 20, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Short Duration High Income Fund 2022 Annual Report	67

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Trustees (the “Executive and Contracts Committee”) considered the Management Agreement between the Trust and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) with respect to the Trust and the following subadvisory agreements with respect to the Fund (collectively, the “Agreements”) (i) a subadvisory agreement between LMPFA and Western Asset Management Company, LLC (“Western Asset”) with respect to the Fund, and (ii) a subadvisory agreement between LMPFA and Western Asset Management Company Limited (“WAML” or the “Non-U.S. Subadviser,” and together with Western Asset, the “Subadvisers,” and together with LMPFA, the “Advisers”) with respect to the Fund at a meeting held on April 19, 2022. At an in-person meeting held on May 12, 2022, the Executive and Contracts Committee reported to the full Board of Trustees their considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

The Trustees noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadviser, senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadviser. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the Agreement between LMPFA and the Non-U.S. Subadviser.

In arriving at their decision to approve the renewal of the Agreements, the Trustees met with representatives of the Advisers, including relevant investment advisory personnel; considered a variety of information prepared by the Advisers, materials provided by Broadridge and advice and materials provided by counsel to the Independent Trustees; reviewed performance and expense information for peer groups of comparable funds selected by Broadridge (the “Performance Universe”) and certain other comparable products available from Western Asset or affiliates of Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings (and various committee meetings) with respect to the Fund’s performance and other relevant matters and related discussions with the Advisers’ personnel. The information received and considered by the Board both in conjunction with the May meeting and at prior meetings was both written and oral. With respect to the Broadridge materials, the Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time.

68	Western Asset Short Duration High Income Fund

As part of their review, the Trustees examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Trustees considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; and the capability and integrity of LMPFA’s senior management and staff. The Trustees also considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the risks to the Advisers associated with sponsoring the Fund (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as LMPFA’s and each Subadviser’s risk management processes; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund, and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. Based on the foregoing, the Trustees concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of LMPFA’s and Western Asset’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of LMPFA and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Advisers. The Board recognized the importance of having a fund manager with significant resources.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds and to its investment benchmark over the 1-, 3-, 5- and 10-year periods ended December 31, 2021. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as retail and institutional short high yield funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended December 31, 2021 was above the median. The Board noted that the Fund’s performance exceeded the performance of its benchmark index for the 1-, 3- and 5-year time periods and trailed the performance of its benchmark index for the 10-year time period. The Board considered the factors involved

Western Asset Short Duration High Income Fund	69

Board approval of management and subadvisory agreements (unaudited) (cont’d)

in the Fund’s performance relative to the performance of its investment benchmark and Performance Universe.

The Trustees also considered the management fee payable by the Fund to LMPFA, total expenses payable by the Fund and the fee that LMPFA pays to the Subadvisers. They reviewed information concerning management fees paid to investment advisers of similarly managed funds as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Trustees also noted that the Fund does not pay any management fees directly to any of the Subadvisers because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund. The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its peer group, consisting of a group of institutional short high yield funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was below the median and that the Fund’s Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2023.

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationships with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and certain other service providers for the Fund. In that connection, the Board considered that the ancillary benefits that the Advisers receive were reasonable. The Trustees noted that Western Asset does not have soft dollar arrangements.

Finally, the Trustees considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Board noted that the Fund’s Contractual Management Fee was below the median and that its Actual Management Fee was above the median of the peer group. The Board also noted the size of the Fund.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and each Trustee may have attributed different weight to the various factors in evaluating the Agreements. The

70	Western Asset Short Duration High Income Fund

foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Short Duration High Income Fund	71

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

72	Western Asset Short Duration High Income Fund

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in May 2022, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2021. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Western Asset Short Duration High Income Fund	73

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short Duration High Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at

877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

74	Western Asset Short Duration High Income Fund

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

Western Asset Short Duration High Income Fund	75

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

76	Western Asset Short Duration High Income Fund

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 130 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	130
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Short Duration High Income Fund	77

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

78	Western Asset Short Duration High Income Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

Western Asset Short Duration High Income Fund	79

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

80	Western Asset Short Duration High Income Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended July 31, 2022:

	Pursuant to:	Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$114,716
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$114,716
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$8,332,520
Section 163(j) Interest Earned	§163(j)	$15,161,147

Western Asset Short Duration High Income Fund	81

Western Asset

Short Duration High Income Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Western Asset Short Duration High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Duration High Income Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 877-6LM-FUND/656-3863.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD0429 9/22 SR22-4495

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit-Related Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2021 and July 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $118,117 in July 31, 2021 and $134,336 in July 31, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in July 31, 2021 and $0 in July 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in July 31, 2021 and $29,750 in July 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in July 31, 2021 and $0 in July 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for July 31, 2021 and July 31, 2022; Tax Fees were 100% and 100% for July 31, 2021 and July 31, 2022; and Other Fees were 100% and 100% for July 31, 2021 and July 31, 2022.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $773,011 in July 31, 2021 and $343,489 in July 31, 2022.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 23, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	September 23, 2022